Significant accounting policies (Policies)	9 Months Ended
Sep. 30, 2018
Accounting Policies [Abstract]
Exploration And Development [Policy Text Block]
Exploration and development

Costs of exploration and costs of carrying and retaining unproven properties are expensed as incurred. Exploration costs are charged to operations in the period incurred until such time as it has been determined that a property has economically recoverable reserves, in which case subsequent exploration costs and the costs incurred to develop a property are capitalized. Exploration costs include value-added taxes incurred in foreign jurisdictions when recoverability of those taxes is uncertain.

The Company considers mineral rights to be tangible assets and accordingly, the Company capitalizes certain costs related to the acquisition of mineral rights in the period incurred.

Property, Plant and Equipment, Policy [Policy Text Block]
Property, plant and equipment

Property, plant and equipment are carried at cost (including development and preproduction costs, capitalized interest, other capitalized financing costs and all direct administrative support costs incurred during the construction period, net of cost recoveries and incidental revenues), less accumulated depletion and depreciation including write-downs. Following the construction period, interest, other financing costs and administrative costs are expensed as incurred.

On the commencement of commercial production, depletion of each mining property is provided on the units-of-production basis, using estimated proven and probable reserves as the depletion basis.

Property, plant and equipment depreciation is calculated using either the declining balance method at rates ranging from 20% to 30% per annum or using the units-of-production method over their expected economic lives.

Capital works in progress are not depreciated until the capital asset has been put into operation.